Meredith Corporation and Subsidiaries
Fiscal 2008 and 2009 Financial Information Reflecting the
Discontinuance of Country Home Magazine
EXHIBIT 99

Meredith Corporation and Subsidiaries				Schedule 1
Consolidated Statements of Earnings (Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2008	December 31, 2008	March 31, 2009	March 31, 2009
(In thousands except per share data)
Revenues
Advertising	$ 211,826	$ 201,800	$ 184,182	$ 597,808
Circulation	71,413	66,804	72,869	211,086
All other	80,831	92,680	80,543	254,054
Total revenues	364,070	361,284	337,594	1,062,948
Operating expenses
Production, distribution, and editorial	170,111	162,310	159,197	491,618
Selling, general, and administrative	144,952	152,248	124,323	421,523
Depreciation and amortization	10,856	10,776	10,714	32,346
Total operating expenses	325,919	325,334	294,234	945,487
Income from operations	38,151	35,950	43,360	117,461
Interest income	120	107	121	348
Interest expense	(5,434)	(5,353)	(4,911)	(15,698)
Earnings from continuing operations before income taxes	32,837	30,704	38,570	102,111
Income taxes	13,769	13,301	13,696	40,766
Earnings from continuing operations	19,068	17,403	24,874	61,345
Income (loss) from discontinued operations, net of taxes	(431)	(4,860)	554	(4,737)
Net earnings	$ 18,637	$ 12,543	$ 25,428	$ 56,608

Basic earnings per share
Earnings from continuing operations	$ 0.42	$ 0.39	$ 0.55	$ 1.36
Discontinued operations	(0.01)	(0.11)	0.01	(0.11)
Basic earnings per share	$ 0.41	$ 0.28	$ 0.56	$ 1.25
Basic average shares outstanding	45,241	44,951	44,961	45,051

Diluted earnings per share
Earnings from continuing operations	$ 0.42	$ 0.39	$ 0.55	$ 1.36
Discontinued operations	(0.01)	(0.11)	0.01	(0.11)
Diluted earnings per share	$ 0.41	$ 0.28	$ 0.56	$ 1.25
Diluted average shares outstanding	45,368	45,072	45,092	45,177

Meredith Corporation and Subsidiaries					Schedule 2
Consolidated Statements of Earnings (Unaudited)

	Three Months Ended				Year Ended
	September 30, 2007	December 31, 2007	March 31, 2008	June 30, 2008	June 30, 2008
(In thousands except per share data)
Revenues
Advertising	$ 248,263	$ 234,452	$ 225,367	$ 222,516	$ 930,598
Circulation	77,638	70,231	83,236	69,465	300,570
All other	69,371	83,940	83,675	84,289	321,275
Total revenues	395,272	388,623	392,278	376,270	1,552,443
Operating expenses
Production, distribution, and editorial	172,002	162,447	166,822	172,336	673,607
Selling, general, and administrative	150,966	149,358	135,638	154,069	590,031
Depreciation and amortization	12,114	12,020	11,852	13,167	49,153
Total operating expenses	335,082	323,825	314,312	339,572	1,312,791
Income from operations	60,190	64,798	77,966	36,698	239,652
Interest income	352	296	250	192	1,090
Interest expense	(6,163)	(5,734))	(5,387)	(5,106)	(22,390)
Earnings from continuing operations before income taxes	54,379	59,360	72,829	31,784	218,352
Income taxes	21,208	24,302	26,647	13,221	85,378
Earnings from continuing operations	33,171	35,058	46,182	18,563	132,974
Income (loss) from discontinued operations, net of taxes	199	1,001	(98)	596	1,698
Net earnings	$ 33,370	$ 36,059	$ 46,084	$ 19,159	$ 134,672

Basic earnings per share
Earnings from continuing operations	$ 0.70	$ 0.74	$ 0.99	$ 0.41	$ 2.83
Discontinued operations	-	0.02	-	0.01	0.04
Basic earnings per share	$ 0.70	$ 0.76	$ 0.99	$ 0.42	$ 2.87
Basic average shares outstanding	47,795	47,287	46,672	45,957	46,928

Diluted earnings per share
Earnings from continuing operations	$ 0.68	$ 0.73	$ 0.97	$ 0.40	$ 2.79
Discontinued operations	-	0.02	-	0.01	0.04
Diluted earnings per share	$ 0.68	$ 0.75	$ 0.97	$ 0.41	$ 2.83
Diluted average shares outstanding	48,828	48,325	47,420	46,177	47,585

Meredith Corporation and Subsidiaries				Schedule 3
Segment Information - Unaudited

	Three Months Ended			Nine Months Ended
	September 30, 2008	December 31, 2008	March 31, 2009	March 31, 2009
(In thousands)
Revenues
Publishing	$ 293,667	$ 276,908	$ 280,320	$ 850,895
Broadcasting
Non-political advertising	61,648	64,717	51,778	178,143
Political advertising	5,871	17,005	245	23,121
Other revenues	2,884	2,654	5,251	10,789
Total broadcasting	70,403	84,376	57,274	212,053
Total revenues	$ 364,070	$ 361,284	$ 337,594	$ 1,062,948

Operating profits
Publishing	$ 33,890	$ 23,208	$ 47,971	$ 105,069
Broadcasting	10,696	22,329	1,348	34,373
Unallocated corporate	(6,435)	(9,587)	(5,959)	(21,981)
Income from operations	$ 38,151	$ 35,950	$ 43,360	$ 117,461

Depreciation and amortization
Publishing	$ 3,826	$ 4,228	$ 3,789	$ 11,843
Broadcasting	6,069	6,448	6,471	18,988
Unallocated corporate	961	100	454	1,515
Total depreciation and amortization	$ 10,856	$ 10,776	$ 10,714	$ 32,346

EBITDA[1]
Publishing	$ 37,716	$ 27,436	$ 51,760	$ 116,912
Broadcasting	16,765	28,777	7,819	53,361
Unallocated corporate	(5,474)	(9,487)	(5,505)	(20,466)
Total EBITDA[1]	$ 49,007	$ 46,726	$ 54,074	$ 149,807

[1] EBITDA is earnings from continuing operations before interest, taxes, depreciation, and amortization.

Meredith Corporation and Subsidiaries					Schedule 4
Segment Information - Unaudited

	Three Months Ended				Year Ended
	September 30, 2007	December 31, 2007	March 31, 2008	June 30, 2008	June 30, 2008
(In thousands)
Revenues
Publishing	$ 320,721	$ 300,986	$ 314,732	$ 297,399	$ 1,233,838
Broadcasting
Non-political advertising	72,492	85,168	74,016	73,246	304,922
Political advertising	1,072	1,436	1,432	1,507	5,447
Other revenues	987	1,033	2,098	4,118	8,236
Total broadcasting	74,551	87,637	77,546	78,871	318,605
Total revenues	$ 395,272	$ 388,623	$ 392,278	$ 376,270	$ 1,552,443

Operating profits
Publishing	$ 54,946	$ 44,258	$ 64,309	$ 24,828	$ 188,341
Broadcasting	13,577	27,564	18,689	18,030	77,860
Unallocated corporate	(8,333)	(7,024)	(5,032)	(6,160)	(26,549)
Income from operations	$ 60,190	$ 64,798	$ 77,966	$ 36,698	$ 239,652

Depreciation and amortization
Publishing	$ 5,196	$ 5,300	$ 5,088	$ 4,789	$ 20,373
Broadcasting	6,378	6,329	6,262	7,686	26,655
Unallocated corporate	540	391	502	692	2,125
Total depreciation and amortization	$ 12,114	$ 12,020	$ 11,852	$ 13,167	$ 49,153

EBITDA[1]
Publishing	$ 60,142	$ 49,558	$ 69,397	$ 29,617	$ 208,714
Broadcasting	19,955	33,893	24,951	25,716	104,515
Unallocated corporate	(7,793)	(6,633)	(4,530)	(5,468)	(24,424)
Total EBITDA[1]	$ 72,304	$ 76,818	$ 89,818	$ 49,865	$ 288,805

[1] EBITDA is earnings from continuing operations before interest, taxes, depreciation, and amortization.

Meredith Corporation and Subsidiaries				Schedule 5
Supplemental Disclosures Relating to the Consolidated Statements of Earnings (Unaudited)

Special Charge - During the second quarter of fiscal 2009, Meredith recorded a special charge which relates primarily to the cost of a companywide workforce reduction of approximately 250 employees; the closure of Country Home magazine, effective with the March 2009 issue; and the relocation of the creative functions of the ReadyMade brand and Parents.com to Des Moines.  Please see Meredith's press release dated January 8, 2009, for additional information relating to the special charge.

Period Ended December 31, 2008	Three Months
	Excluding Special Charge	Special Charge		As Reported
(In thousands except per share data)
Revenues
Advertising	$ 201,800	$ -		$ 201,800
Circulation	66,804	-		66,804
All other	92,680	-		92,680
Total revenues	361,284	-		361,284
Operating expenses
Production, distribution, and editorial	162,310	-		162,310
Selling, general, and administrative	143,215	9,033	(a)	152,248
Depreciation and amortization	10,776	-		10,776
Total operating expenses	316,301	9,033		325,334
Income from operations	44,983	(9,033)		35,950
Interest income	107	-		107
Interest expense	(5,353)	-		(5,353)
Earnings before income taxes	39,737	(9,033)		30,704
Income taxes	16,823	(3,522)		13,301
Earnings from continuing operations	22,914	(5,511)		17,403
Loss from discontinued operations, net of taxes	(736)	(4,124	)(b)	(4,860)
Net earnings	$ 22,178	$ (9,635)		$ 12,543

Basic earnings per share
Earnings from continuing operations	$ 0.51	$ (0.12)		$ 0.39
Discontinued operations	(0.02)	(0.09)		(0.11)
Basic earnings per share	$ 0.49	$ (0.21)		$ 0.28
Basic average shares outstanding	44,951	44,951		44,951

Diluted earnings per share
Earnings from continuing operations	$ 0.51	$ (0.12)		$ 0.39
Discontinued operations	(0.02)	(0.09)		(0.11)
Diluted earnings per share	$ 0.49	$ (0.21)		$ 0.28
Diluted average shares outstanding	45,072	45,072		45,072

Notes
(a) Severance expense
(b) Severance expense and the write-down of art and manuscript inventory and subscription acquisition costs, net of taxes

Meredith Corporation and Subsidiaries				Schedule 6
Supplemental Disclosures Related to Segment Information (Unaudited)

The following table shows results of operations excluding the special charge and as reported with the difference being the special charge discussed in Schedule 5.

Period Ended December 31, 2008	Three Months
	Excluding Special Charge	Special Charge		As Reported
(In thousands)
Revenues
Publishing	$ 276,908	$ -		$ 276,908
Broadcasting
Non-political advertising	64,717	-		64,717
Political advertising	17,005	-		17,005
Other revenues	2,654	-		2,654
Total broadcasting	84,376	-		84,376
Total revenues	$ 361,284	$ -		$ 361,284

Operating profit
Publishing	$ 29,248	$ (6,040	)(a)	$ 23,208
Broadcasting	24,342	(2,013	)(b)	22,329
Unallocated corporate	(8,607)	(980	)(c)	(9,587)
Income from operations	$ 44,983	$ (9,033)		$ 35,950

Depreciation and amortization
Publishing	$ 4,228	$ -		$ 4,228
Broadcasting	6,448	-		6,448
Unallocated corporate	100	-		100
Total depreciation and amortization	$ 10,776	$ -		$ 10,776

EBITDA[1]
Publishing	$ 33,476	$ (6,040	)(a)	$ 27,436
Broadcasting	30,790	(2,013	)(b)	28,777
Unallocated corporate	(8,507)	(980	)(c)	(9,487)
Total EBITDA[1]	$ 55,759	$ (9,033)		$ 46,726

[1] EBITDA is earnings from continuing operations before interest, taxes, depreciation, and amortization.

Notes
(a) Severance expense for Publishing operations
(b) Severance expense for Broadcasting operations
(c) Severance expense for Corporate personnel

Meredith Corporation and Subsidiaries								Schedule 7
Supplemental Disclosures Relating to the Consolidated Statements of Earning (Unaudited)

Special Charge - During the fourth quarter of fiscal 2008, Meredith recorded a special charge which relates primarily to further focusing the scope of its book operations. The special charge included adjusting certain book royalties, art and editorial, and inventory accounts, as well as severance for eliminated positions in book and elsewhere in the Company. Please see Meredith's press release dated June 5, 2008, for additional information relating to the special charge.

Periods Ended June 30, 2008	Three Months				Twelve Months
	Excluding Special Charge	Special Charge		As Reported	Excluding Special Charge	Special Charge		As Reported
(In thousands except per share data)
Revenues
Advertising	$ 222,516	$ -		$ 222,516	$ 930,598	$ -		$ 930,598
Circulation	69,465	-		69,465	300,570	-		300,570
All other	92,968	(8,679	)(a)	84,289	329,954	(8,679	)(a)	321,275
Total revenues	384,949	(8,679)		376,270	1,561,122	(8,679)		1,552,443
Operating expenses
Production, distribution, and editorial	167,850	4,486	(b)	172,336	669,121	4,486	(b)	673,607
Selling, general, and administrative	140,803	13,266	(c)	154,069	576,765	13,266	(c)	590,031
Depreciation and amortization	13,167	-		13,167	49,153	-		49,153
Total operating expenses	321,820	17,752		339,572	1,295,039	17,752		1,312,791
Income from operations	63,129	(26,431)		36,698	266,083	(26,431)		239,652
Interest income	192	-		192	1,090	-		1,090
Interest expense	(5,106)	-		(5,106)	(22,390)	-		(22,390)
Earnings before income taxes	58,215	(26,431)		31,784	244,783	(26,431)		218,352
Income taxes	23,555	(10,334)		13,221	95,712	(10,334)		85,378
Earnings from continuing operations	34,660	(16,097)		18,563	149,071	(16,097)		132,974
Loss from discontinued operations, net of taxes	596	-		596	1,698	-		1,698
Net earnings	$ 35,256	$ (16,097)		$ 19,159	$ 150,769	$ (16,097)		$ 134,672

Basic earnings per share
Earnings from continuing operations	$ 0.76	$ (0.35)		$ 0.41	$ 3.17	$ (0.34)		$ 2.83
Discontinued operations	0.01	-		0.01	0.04	-		0.04
Basic earnings per share	$ 0.77	$ (0.35)		$ 0.42	$ 3.21	$ (0.34)		$ 2.87
Basic average shares outstanding	45,957	45,957		45,957	46,928	46,928		46,928

Diluted earnings per share
Earnings from continuing operations	$ 0.75	$ (0.35)		$ 0.40	$ 3.13	$ (0.34)		$ 2.79
Discontinued operations	0.01	-		0.01	0.04	-		0.04
Diluted earnings per share	$ 0.76	$ (0.35)		$ 0.41	$ 3.17	$ (0.34)		$ 2.83
Diluted average shares outstanding	46,177	46,177		46,177	47,585	47,585		47,585

Notes
(a) Increase in book sales return allowance
(b) Write-down of book inventory and editorial prepaid expenses
(c) Severance expense, write-down of book royalty, and bad debt reserve for Home Interiors Group receivable

Meredith Corporation and Subsidiaries								Schedule 8
Segment Information (Unaudited)

The following table shows results of operations excluding the special charge and as reported with the difference being the special charge discussed in Schedule 7.

Periods Ended June 30, 2008	Three Months				Twelve Months
	Excluding Special Charge	Special Charge		As Reported	Excluding Special Charge	Special Charge		As Reported
(In thousands)
Revenues
Publishing	$ 306,078	$ (8,679	)(a)	$ 297,399	$ 1,242,517	$ (8,679	)(a)	$ 1,233,838
Broadcasting
Non-political advertising	73,246	-		73,246	304,922	-		304,922
Political advertising	1,507	-		1,507	5,447	-		5,447
Other revenues	4,118	-		4,118	8,236	-		8,236
Total broadcasting	78,871	-		78,871	318,605	-		318,605
Total revenues	$ 384,949	$ (8,679)		$ 376,270	$ 1,561,122	$ (8,679)		$ 1,552,443

Operating profit
Publishing	$ 49,695	$ (24,867	)(b)	$ 24,828	$ 213,208	$ (24,867	)(b)	$ 188,341
Broadcasting	19,449	(1,419	)(c)	18,030	79,279	(1,419	)(c)	77,860
Unallocated corporate	(6,015)	(145	)(d)	(6,160)	(26,404)	(145	)(d)	(26,549)
Income from operations	$ 63,129	$ (26,431)		$ 36,698	$ 266,083	$ (26,431)		$ 239,652

Depreciation and amortization
Publishing	$ 4,789	$ -		$ 4,789	$ 20,373	$ -		$ 20,373
Broadcasting	7,686	-		7,686	26,655	-		26,655
Unallocated corporate	692	-		692	2,125	-		2,125
Total depreciation and amortization	$ 13,167	$ -		$ 13,167	$ 49,153	$ -		$ 49,153

EBITDA[1]
Publishing	$ 54,484	$ (24,867	)(b)	$ 29,617	$ 233,581	$ (24,867	)(b)	$ 208,714
Broadcasting	27,135	(1,419	)(c)	25,617	105,934	(1,419	)(c)	104,515
Unallocated corporate	(5,323)	(145	)(d)	(5,468)	(24,279)	(145	)(d)	(24,424)
Total EBITDA[1]	$ 76,296	$ (26,431)		$ 49,865	$ 315,236	$ (26,431)		$ 288,805

[1] EBITDA is earnings from continuing operations before interest, taxes, depreciation, and amortization.

Notes
(a) Increase in book sales return allowance
(b) Increase in book sales return allowance; write-down of book inventory, book royalty, and editorial prepaid expense; bad debt reserve for Home Interiors Group receivable, and severance expense for Publishing operations

(c) Severance expense for Broadcasting operations
(d) Severance expense for Corporate personnel

Meredith Corporation and Subsidiaries								Schedule 9
Supplemental Disclosures Regarding Non-GAAP Financial Measures

EBITDA
Consolidated EBITDA, which is reconciled to earnings from continuing operations in the following tables, is defined as earnings from continuing operations before interest, taxes, depreciation, and amortization.

Segment EBITDA is a measure of segment earnings before depreciation and amortization.
Segment EBITDA margin is defined as segment EBITDA divided by segment revenues.

	Three Months Ended September 30, 2008				Three Months Ended December 31, 2008
	Publishing	Broadcasting	Unallocated Corporate	Total	Publishing	Broadcasting	Unallocated Corporate	Total
(In thousands)
Revenues	$ 293,667	$ 70,403	$ -	$ 364,070	$ 276,908	$ 84,376	$ -	$ 361,284

Operating profit	$ 33,890	$ 10,696	$ (6,435)	$ 38,151	$ 23,208	$ 22,329	$ (9,587)	$ 35,950
Depreciation and amortization	3,826	6,069	961	10,856	4,228	6,448	100	10,776
EBITDA	$ 37,716	$ 16,765	$ (5,474)	49,007	$ 27,436	$ 28,777	$ (9,487)	46,726
Less:
Depreciation and amortization				(10,856)				(10,776)
Net interest expense				(5,314)				(5,246)
Income taxes				(13,769)				(13,301)
Earnings from continuing operations				$ 19,068				$ 17,403

Segment EBITDA margin	12.8%	23.8%			9.9%	34.1%

	Three Months Ended March 31, 2009				Nine Months Ended March 31, 2009
	Publishing	Broadcasting	Unallocated Corporate	Total	Publishing	Broadcasting	Unallocated Corporate	Total
(In thousands)
Revenues	$ 280,320	$ 57,274	$ -	$ 337,594	$ 850,895	$ 212,053	$ -	$ 1,062,948

Operating profit	$ 47,971	$ 1,348	$ (5,959)	$ 43,360	$ 105,069	$ 34,373	$ (21,981)	$ 117,461
Depreciation and amortization	3,789	6,471	454	10,714	11,843	18,988	1,515	32,346
EBITDA	$ 51,760	$ 7,819	$ (5,505)	54,074	$ 116,912	$ 53,361	$ (20,466)	149,807
Less:
Depreciation and amortization				(10,714)				(32,346)
Net interest expense				(4,790)				(15,350)
Income taxes				(13,696)				(40,766)
Earnings from continuing operations				$ 24,874				$ 61,345

Segment EBITDA margin	18.5%	13.7%			13.7%	25.2%

Meredith Corporation and Subsidiaries								Schedule 10
Supplemental Disclosures Regarding Non-GAAP Financial Measures

EBITDA
Consolidated EBITDA, which is reconciled to earnings from continuing operations in the following tables, is defined as earnings from continuing operations before interest, taxes, depreciation, and amortization.

Segment EBITDA is a measure of segment earnings before depreciation and amortization.
Segment EBITDA margin is defined as segment EBITDA divided by segment revenues.

	Three Months Ended September 30, 2007				Three Months Ended December 31, 2007
	Publishing	Broadcasting	Unallocated Corporate	Total	Publishing	Broadcasting	Unallocated Corporate	Total
(In thousands)
Revenues	$ 320,721	$ 74,551	$ -	$ 395,272	$ 300,986	$ 87,637	$ -	$ 388,623

Operating profit	$ 54,946	$ 13,577	$ (8,333)	$ 60,190	$ 44,258	$ 27,564	$ (7,024)	$ 64,798
Depreciation and amortization	5,196	6,378	540	12,114	5,300	6,329	391	12,020
EBITDA	$ 60,142	$ 19,955	$ (7,793)	72,304	$ 49,558	$ 33,893	$ (6,633)	76,818
Less:
Depreciation and amortization				(12,114)				(12,020)
Net interest expense				(5,811)				(5,438)
Income taxes				(21,208)				(24,302)
Earnings from continuing operations				$ 33,171				$ 35,058

Segment EBITDA margin	18.8%	26.8%			16.5%	38.7%

	Three Months Ended March 31, 2008				Three Months Ended June 30, 2008
	Publishing	Broadcasting	Unallocated Corporate	Total	Publishing	Broadcasting	Unallocated Corporate	Total
(In thousands)
Revenues	$ 314,732	$ 77,546	$ -	$ 392,278	$ 297,399	$ 78,871	$ -	$ 376,270

Operating profit	$ 64,309	$ 18,689	$ (5,032)	$ 77,966	$ 24,828	$ 18,030	$ (6,160)	$ 36,698
Depreciation and amortization	5,088	6,262	502	11,852	4,789	7,686	692	13,167
EBITDA	$ 69,397	$ 24,951	$ (4,530)	89,818	$ 29,617	$ 25,716	$ (5,468)	49,865
Less:
Depreciation and amortization				(11,852)				(13,167)
Net interest expense				(5,137)				(4,914)
Income taxes				(26,647)				(13,221)
Earnings from continuing operations				$ 46,182				$ 18,563

Segment EBITDA margin	22.0%	32.2%			10.0%	32.6%

	Year Ended June 30, 2008
	Publishing	Broadcasting	Unallocated Corporate	Total
(In thousands)
Revenues	$ 1,233,838	$ 318,605	$ -	$ 1,552,443

Operating profit	$ 188,341	$ 77,860	$ (26,549)	$ 239,652
Depreciation and amortization	20,373	26,655	2,125	49,153
EBITDA	$ 208,714	$ 104,515	$ (24,424)	288,805
Less:
Depreciation and amortization				(49,153)
Net interest expense				(21,300)
Income taxes				(85,378)
Earnings from continuing operations				$ 132,974

Segment EBITDA margin	16.9%	32.8%